UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 9, 2008

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2008, the Board of Directors (the “Board”) of Amgen Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws, which became effective upon its adoption by the Board on December 9, 2009. Among other things, the Amendment removes the sole remaining supermajority voting requirement and modifies certain advance notice provisions, which are described in greater detail below.

Elimination of Supermajority Voting

The Amendment replaces a provision requiring a vote of 66-2/3% of the outstanding shares of stock entitled to vote in order to amend, repeal or adopt new bylaws, with a majority voting requirement consistent with the other stockholder approval thresholds in the Company’s Amended and Restated Bylaws.

Modifications to Advance Notice Provisions

The Amendment modifies the advance notice provisions in the Company’s Amended and Restated Bylaws by requiring that additional information be furnished in connection with nominations and other business proposals, clarifying that the advance notice provisions apply to all stockholder nominations and other business proposals and effecting other technical changes to the requirements applicable to stockholder nominations and other business proposals.

Section 15(a)(2) of the Amendment requires, among other things, that the following disclosure be provided with respect to nominations and business proposals that stockholders seek to present at any meeting of stockholders:

•

information regarding nominees for election to the Board, including information regarding the nominee’s eligibility to serve as a director, whether the proponent received payment for making the nomination and required disclosure under federal securities laws;

•	information regarding business proposals, including a description of why the proposal was made and whether the proponent received payment relating to the proposal; and

•

information regarding the proponent, including disclosure regarding the class or series and number of shares beneficially owned by the proponent, a description of any agreement among any group of persons making the proposal and disclosure regarding hedging and derivative transactions entered into by such group.

In addition, Section 15(c)(3) of the Amendment clarifies that the advance notice provisions apply to all stockholder nominations and other business proposals, whether or not they are to be included in the Company’s annual proxy statement, and provides that such provisions are the exclusive means of making nominations or other business proposals. However, the Amendment continues to treat business proposals that are submitted in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Securities Exchange Act of 1934, as amended, and included in the Company’s proxy statement as having been made in compliance with the advance notice bylaw.

The preceding disclosure is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amendment to the Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: December 9, 2008	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

3.1	Second Amendment to the Amended and Restated Bylaws

4